SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 18, 2008

                                 MOBICLEAR INC.
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             (Exact name of Registrant as specified in its charter)

                                  Pennsylvania
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                 (State or other jurisdiction of incorporation)

         Pennsylvania                0-10822                     25-1229323
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(State or other jurisdiction  (Commission File No.)          (I.R.S. Employer
      of incorporation)                                      Identification No.)

                            140 Broadway, 46th Floor
                               New York, New York                  10005
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                    (Address of principal executive offices)     (Zip Code)

                                 212 208-1448
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               Registrant's telephone number, including area code


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          (Former name or former address, if changed since last report.)

Check the appropriate box below of the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.02 - DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
APPOINTMENT OF PRINCIPAL OFFICERS

On March 18, 2008, Kenneth G.C. Telford was appointed as Chief Financial Officer of MobiClear Inc. pursuant to an employment agreement by and between Mr. Telford and MobiClear Inc. Mr. Telford is 58 years old.

Mr. Telford is both a Chartered Accountant (Canada) and Certified Public Accountant (USA). Mr. Telford is a founder and has been a director of Energy Source Technologies, Inc., a publicly traded company, since May 2007. Mr. Telford served as chief financial officer, secretary and director of Essential Innovations Technology Corp. from January 1, 2003 to September 20, 2007 and as the chief financial officer and secretary for Brek Energy Corporation, a publicly traded company, from July 1, 2000, to October 31, 2003. Mr. Telford was chief financial officer of Skymark Investments Ltd. and PayGen International from February 2004 until April 2006. Mr. Telford was also previously a partner in STS Partners Chartered Accountants in Canada from 1994-2001, Telford Sadovnick, PLLC, Certified Public Accountants in the United States from 1998-2004, and in the international accounting firm Touche Ross & Co. (now Deloitte & Touche) as well as having served as chief operating officer and chief financial officer of an automotive rental company called Tropical Rent a Car Systems, Inc. Mr. Telford has advised numerous companies, operating in both North America and Asia Pacific, on a broad range of financial and business matters.

The Employment Agreement between MobiClear Inc. and Mr. Telford provides that Mr. Telford shall perform and discharge the duties that may be assigned to him by the Board of Directors of MobiClear. Mr. Telford duties may be on a full or part time basis as required by the Board of Directors of the Company. The employment agreement provides for an annual salary of $204,000 (provided that Mr. Telford works full time for MobiClear and such salary shall be reduced in the event of part time duties); a one (1) year term; and, a stock grant up to one (1) percent of the total issued and outstanding common stock of MobiClear; and a stock option of up to four (4) percent of the total issued and outstanding common stock of MobiClear.


Item 9.01 - Financial Statements and Exhibits.

(c) Exhibits.

10.6        Employment Agreement of Mr. Kenneth Telford dated March 18, 2008.
99.1        Press Release of MobiClear Inc. dated March 18, 2008.

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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            MOBICLEAR INC.
                                            (Registrant)


Date:  March 18, 2008                       By:  /s/  Anders Ericsson
                                               --------------------------------
                                                      Anders Ericsson
                                                      Chief Executive Officer,
                                                      and President of
                                                      MobiClear Inc.